Exhibit 99.1

MIDAS MEDICI ANNOUNCES THE CLOSE OF ITS CIMCORP ACQUISITION

Midas to Host a Conference Call to Discuss its Acquisition of CIMCORP on Tuesday, August 9, 2011 at 10:00am EDT

NEW YORK, Aug. 8, 2011 /PRNewswire/ -- Midas Medici Group Holdings, Inc.("Midas") (OTCBB: MMED), an innovative green IT company in the fields of virtualization, cloud computing and data management, as well as Smart Grid solutions, announced that it has closed its acquisition of CIMCORP and that it will host a conference call to discuss the acquisition on Tuesday, August 9, 2011 at 10:00am EDT.

First announced in July, the acquisition of CIMCORP was closed in apart cash and part stock transaction.  Midas acquired 60% of CIMCORP upon the initial closing, with the remaining 40% being purchased in two equal-sized tranches within the next 24 months. The acquisition of CIMCORP, which has IT operations across Brazil's national territory, will allow Midas to significantly expand its current IT offerings into South America.  CIMCORP has built strong relationships with both government and commercial clients over the years, resulting in over 200 employees and revenues in excess of $84 million in 2010.

For further details on the acquisition, please navigate to Midas' initial announcement of the closing, which was released on August 5, 2011: http://www.prnewswire.com/news-releases/midas-medici-closes-acquisition-of-brazil-based-cimcorp-126854398.html

Conference Call:

The conference call to discuss Midas' acquisition of CIMCORP is scheduled for Tuesday, August 9, 2011 at 10:00am EDT.

The teleconference can be accessed by dialing 877-407-9210 when calling within the United States or 201-689-8049 when calling internationally.  Please dial in 10 minutes prior to the beginning of the call. There will be a playback available until August 23, 2011.  To listen to the playback dial 877-660-6853 when calling within the United States or 201-612-7415 when calling internationally and use account number: 286 in conjunction with replay ID number: 377099.

The conference call will be simultaneously webcast and available at: http://www.trilogy-capital.com/autoir/mmed_autoir.html.

About Midas Medici Group Holdings, Inc.

Midas Medici Group Holdings, Inc. (OTCBB: MMED) is a green IT company that supplies mid-sized and select enterprises and institutions with leading-edge IT solutions in the fields of virtualization, cloud computing and data management, as well as working with utilities and other institutions to transform the electric grid through digital technologies.  Across its Consonus and UtiliPoint brands, Midas works with its customers by optimizing IT and data center investments, cutting energy usage and preventing data loss, all while maximizing productivity.  Through a management team with decades of experience, Midas is positioning itself to take advantage of the high-growth IT industry through its unique specialized services at the intersection of energy and technology.

For comprehensive investor relations material, including fact sheets, presentations conference calls and video, please follow the appropriate link: Investor Presentation, Investor Portal, Research Report and Overview Video.

For more information on Midas Medici, please visit: http://www.midasmedici.com/.

Safe Harbor Statement

This release contains certain "forward-looking statements" relating to the business of the Company and its subsidiary companies. All statements, other than statements of historical fact included herein are "forward-looking statements" including statements regarding: the Company's business and operations; business strategy, plans and objectives of the Company and its subsidiaries; and any other statements of non-historical information. These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with the Securities and Exchange Commission and available on its website (http://www.sec.gov). All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Company Contact:

Johnson Kachidza
Chief Financial Officer
212-792-0920

Investor Contact:

Trilogy Capital Partners
Darren Minton, President
Toll-free: 800-592-6067
info@trilogy-capital.com